UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2014

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue

New York, New York 10022

(Address of Principal Executive Offices)

(212) 531-5965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On May 22, 2014, Keryx Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration notified the Company that it has extended the initial Prescription Drug User Fee Act (“PDUFA”) goal date for its review of the Company’s New Drug Application seeking marketing approval of ZerenexTM (ferric citrate) by three months. The new PDUFA goal date is September 7, 2014. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby filed the following exhibits:

Exhibit Number	Description

99.1	Keryx Biopharmaceuticals, Inc. Press Release dated May 22, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)

Date: May 22, 2014

	By:	/s/ James F. Oliviero
James F. Oliviero, CFA
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Keryx Biopharmaceuticals, Inc. Press Release dated May 22, 2014.